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                                                                                                                         EXHIBIT 10
PART 1 - APPLICATION FOR INSURANCE-AMERICAN NATIONAL INSURANCE               [LOGO OF AMERICAN NATIONAL APPEARS HERE]
ONE MOODY PLAZA-GALVESTON, TEXAS 77550-7999
____________________________________________________________________________________________________________________________________
  1. PROPOSED INSURED                             b. Birth State/Birth Place      c. Age     d. Sex      e. Marital Status
     a.__________________________________________                                                           [ ] Mar. [ ] Sing.
        Last Name         First Name         M.I.                                                         [ ] Sep. [ ] Wid [ ] Div.
____________________________________________________________________________________________________________________________________
     f. Date of Birth Mo/Day/Yr    g. Height and Weight    h. Social Security Number/Tax ID No.   i. Has proposed insured used
                                                                                                     tobacco in any form during the
                                                                                                     past twelve months?
                                                                                                     [ ] Yes    [ ] No
____________________________________________________________________________________________________________________________________
     j. Residence Address                                                Permanent Address and telephone Number
        No. & Street_________________________________________________    No. & Street_______________________________________________
        City, State_________________________________Zip______________    City, State___________________________Zip__________________
                                                                         Home Phone (___)_____________County________________________
____________________________________________________________________________________________________________________________________
     k. Occupation/Duties (Be Specific)                                  l.  Employed by and kind of business   Date of employment
____________________________________________________________________________________________________________________________________
  2. ADDITIONAL PERSON PROPOSED FOR INSURANCE     b. Birth State/Birth Place      d. Age     e. Sex      f. Marital Status
     a.__________________________________________ ___________________________________________________       [ ] Mar. [ ] Sing.
       Last Name         First Name         M.I.  c. Relationship                                         [ ] Sep. [ ] Wid [ ] Div.
____________________________________________________________________________________________________________________________________
     g. Date of Birth Mo/Day/Yr    h. Height and Weight    i. Social Security Number/Tax ID No.   j. Has additional insured used
                                                                                                     tobacco in any form during the
                                                                                                     past twelve months?
                                                                                                     [ ] Yes    [ ] No
____________________________________________________________________________________________________________________________________
     k. Residence Address                                                l. Occupation/Duties (Be Specific)
        No. & Street_________________________________________________    ___________________________________________________________
        City, State_________________________________Zip______________    m. Employed by and kind of business   Date of employment
____________________________________________________________________________________________________________________________________
  3. OWNER: [ ] Insured  [ ] Plan Trustee  [ ] Other_________________    Owner's Social Security Number_____________________________
     Owner's Address_______________________________________________________________________________Owner's Age______________________
____________________________________________________________________________________________________________________________________
  4. BENEFICIARY - First                                                 Second Beneficiary
     a.______________________________________________________________    b. _____________________________________________________
         Name                       Relationship           Age                   Name                Relationship             Age
____________________________________________________________________________________________________________________________________
  5. CHILDREN PROPOSED FOR INSURANCE                                     b. Date of Birth  c. Age  d. Sex  e. Relationship f. Height
     a. Last Name              First Name                       M.I.        Mo/Day/Yr                                      &  Weight
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     _______________________________________________________________________________________________________________________________
     g. Has the name of any child under age 18 been omitted?             h. Is any child not living at the same address with the
          [ ] Yes (Explain)    [ ] No                                       Proposed Insured  [ ] Yes (Explain)  [ ] No
____________________________________________________________________________________________________________________________________
  6. COMPLETE FOR INSURANCE PLAN                                         a. Plan___________________ b. Amount______________________
     .  Universal Life Death Benefit Option: [ ] A  [ ] B                            . Benefits
     .  Par Dividend Option: [ ] Cash (Opt. 1)              [ ] Premium Reduction (Opt. 2)  [ ] Paid-Up Additions Rider $_________
                             [ ] Paid-Up Additions (Opt. 3) [ ] Accumulations (Opt. 4)      [ ] Disability Waiver       (premium)
                             [ ] One Year Term (Opt. 5)                                     [ ] Disability Premium Waiver on both
                                                                                                Insured
     .  Term Riders                TYPE              $ AMOUNT                               [ ] Accidental Death $________________
                             _________________  __________________                          [ ] Spouse Beneficial Option
                             _________________  __________________                          [ ] Additional Increase Option
                             _________________  __________________                          [ ] Guaranteed Increase Option
     .  Annuity Rider $________________   ___________________  __________________    . Automatic Premium Loan   [ ] Yes   [ ] No
                          (premium)         (maturity age)     (settlement option)
____________________________________________________________________________________________________________________________________
  7. FOR VARIABLE LIFE ONLY
     a. Select One or More Funds and Indicate Allocation
        [ ] Money Market___________________________%  [ ] Managed_____________________%  [ ] Growth_______________________________%
        [ ] Balanced_______________________________%  [ ] ____________________________%  Total (Must Equal 100%)__________________%
     b. SUITABILITY FOR VARIABLE LIFE ONLY                                                                             YES    NO
        Do you understand that the death benefit and cash value may increase or decrease depending on the investment
        return on the contract?                                                                                        [ ]   [ ]
        Do you believe that this contract will meet your insurance needs and financial objectives?                     [ ]   [ ]
        Did you receive the appropriate Fund Prospectus?                                                               [ ]   [ ]
        Death Benefit May Be Variable or Fixed Under Specific Conditions.
____________________________________________________________________________________________________________________________________
  8. PREMIUM DATA:
     Issue Date:_____________________ Special Dating Instructions: Issue Age:____________________ Issue Date:______________________
     a. Amount $________________________________
     b. Direct Billing Address:____________________________________________________________________________________________________
                                Street                               City                    State                  Zip
     c. Mode__________________________________________________  d. Method__________________________________________________________
     e. Allotment Information
          Payee Name____________________________________________________________________  Allotment Type [ ] A  [ ] B  [ ] C  [ ] D
          Rank________________________________ Branch___________________________________  Social Security Number _____/_____/______
____________________________________________________________________________________________________________________________________
     f. Franchise Information    Franchise Name____________________________________________________________________________________
        Franchise Number_________________________________________ Individual Acct. # (ACH)_________________________________________
____________________________________________________________________________________________________________________________________
     g. Amount Paid with Application $________________ [ ]  Do not change premium; change face amount
                                                       [ ]  Do not change face amount; change premium
Form 5663                                                                                                                    Rev 5-9
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  9. a. Total Insurance/Annuities in Force On Proposed Insured(s): If none in force indicate "NONE."
        Full Name of Company       POLICY NO.    ISSUE         Insured's Name        Plan     AMOUNT      Acc.     Dis.    See "b"
                                                  DATE                                                    Death    Inc.    below
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
     b. Will the insurance or annuity applied for replace or use cash values of any existing insurance or annuity      Yes     No
        policy issued by any company? If "Yes," indicate which one(s).                                                 [ ]     [ ]
____________________________________________________________________________________________________________________________________
 10. Has the proposed insured applied for life or health insurance that was declined or modified? If, "Yes," give      Yes     No
     details.                                                                                                          [ ]     [ ]
____________________________________________________________________________________________________________________________________
 11. Has any Proposed Insured ever flown or does Proposed Insured contemplate flying as a pilot or student pilot,      Yes     No
     or engage in, or intend to engage in any hazardous avocation or sport? If, "Yes," complete and submit Form 8313.  [ ]     [ ]
____________________________________________________________________________________________________________________________________
 12. a. Family Physician, Specialist, or Clinic for Proposed Insured:
         Name_______________________________________________________   Date Last Seen__________________ Tel. (___)__________________
         Address____________________________________________________   Reason_______________________________________________________
____________________________________________________________________________________________________________________________________
     b. Family Physician, Specialist, or Clinic for Additional Insured:
         Name_______________________________________________________   Date Last Seen__________________ Tel. (___)__________________
         Address____________________________________________________   Reason_______________________________________________________
____________________________________________________________________________________________________________________________________
 13. HAS PROPOSED INSURED OR ADDITIONAL
     PROPOSED INSURED:                                                                              Yes      No
     a. Any abnormality, deformity, disease, or disorder or presently receiving treatment or
        taking medicine of any kind?                                                                [ ]      [ ]
     b. Ever had a surgical operation or been advised to have an operation which was not
        performed?                                                                                  [ ]      [ ]
     c. Ever had an X-ray, electrocardiogram, blood or urine test or other laboratory test?
        If "Yes," State why, when, and where and by whom.                                           [ ]      [ ]
     d. Ever made claim for or received insurance benefit, compensation or pension,
        government or otherwise, on account of any injury or sickness?                              [ ]      [ ]
     e. Any impairment of sight or hearing?                                                         [ ]      [ ]
     f. Ever been under observation or treatment in any hospital, sanitarium, clinic or
        rest home?                                                                                  [ ]      [ ]
     g. Ever received counseling or treatment regarding use of alcohol or drugs?                    [ ]      [ ]
     h. Ever used barbiturates, amphetamines, hallucinatory drugs, heroin, opiates, or
        other narcotics, except as prescribed by a physician?                                       [ ]      [ ]
     i. Ever had or been treated for high or low blood pressure, chest pain, sugar in the
        urine; or for cancer in any form?                                                           [ ]      [ ]
     j. Ever been told by a physician he or she had an Immune Deficiency Disorder, AIDS,
        the AIDS Related Complex (ARC) or tested positive on an AIDS related blood test?            [ ]      [ ]
     k. Consulted or been treated or examined by any physician or practitioner for any cause
        not previously mentioned in this application?                                               [ ]      [ ]
     l. Is Proposed Insured now in good health?                                                     [ ]      [ ]
     m. If Proposed Insured is less than one year old, give birth weight________ lbs.______ oz.
        Was the birth considered premature?                                                         [ ]      [ ]
____________________________________________________________________________________________________________________________________
 14. Give full details of all "Yes," answers to Question 13 a - m and is "No" on 13 l.
____________________________________________________________________________________________________________________________________
 Question             Insured's               Reason, Condition          Date        Degree of       Name and Address of Attending
  Number                Name                Disease or Injury, etc.                  Recovery       Physicians (Street, City, State)
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
                                               APPLICATION DECLARATIONS & AGREEMENTS
The undersigned declares for himself/herself, and all other interested parties, that all of the answers in this application and any supplements to it are full, complete, and true to the best of their knowledge and belief. They also agree that: (1) these answers as written: (i) were given to induce the Company to issue a Policy; and (ii) shall form the basis for and become part of any Policy issued on this application; (2) except as otherwise provided in the Condition Receipt with the same serial number as this application; no Policy will be effective until it is: (i) issued; (ii) delivered to the applicant; and (iii) the full first premium paid, all during the lifetime and good health of the Proposed Insured; (3) the Company may issue a Policy different from that specified in this application by listing the difference(s) on the Policy Data Page, and acceptance of such different Policy will be a ratification of the changes except that no changes in: (i) amount of insurance; (ii) classification; (iii) plan of insurance; (iv)
benefits will be effective unless agreed to by the Proposed Insured in this writing; (4) the Company is not bound by any statements made by anyone or any other facts known to anyone concerning any Proposed Insured if not in writing this application or any supplement to it; and (5) only the President or a Vice President or Secretary of the Company has the authority to waive any of the
Company rights or requirements or to waive or alter any of the provisions of; (i) this application; or (ii) any Policy issued on this application.

Dated at ___________________________________________________   this __________________ day of ___________________________, 19____
                   City                   State

Witnessed by _______________________________________________   __________________________________________________________________
                    Signature of Licensed Agent                Signature of Proposed Insured

Print Agent's Name__________________________________________   __________________________________________________________________
                                                               Signature of Additional Proposed Insured

                                                               __________________________________________________________________
                                                               Signature of Owner/Trustee if Qualified Plan

                                     SIGNATURE REQUIRED IF CONDITIONAL RECEIPT TO BE DETACHED
I hereby certify that I have read and received the Conditional Receipt, and agree to its terms. I understand that the Company will not permit acceptance of my payment or detachment of the Conditional Receipt unless this statement is true.

____________________________________________________________   __________________________________________________________________
Signature of Proposed Insured (if age 16 or older)             Signature of Premium Payer
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                                                AMERICAN NATIONAL INSURANCE COMPANY
                                            SUPPLEMENTAL APPLICATION TO LIFE INSURANCE

Proposed Insured___________________________________________  Application #______________________________________________________

                                                      FOR VARIABLE LIFE ONLY
                                      SELECT ONE OR MORE SUBACCOUNTS AND INDICATE ALLOCATION.
                    (The minimum percentage that may be allocated to any one Subaccount or to the Fixed Account is 10% of the Net Premium. Fractional percentages may not be used. Total must equal 100%.)

AMERICAN NATIONAL FUNDS               FIDELITY FUNDS
Growth____________________ %          Money Market Portfolio___________________________________________________________ %
Balanced__________________ %          High Income Portfolio____________________________________________________________ %
Money Market______________ %          Equity-Income Portfolio__________________________________________________________ %
Managed___________________ %          Growth Portfolio_________________________________________________________________ %
                                      Overseas Portfolio_______________________________________________________________ %
                                      Investment Grade Bond Portfolio__________________________________________________ %
                                      Asset Manager Portfolio__________________________________________________________ %
Fixed Account_____________ %          Index 500 Portfolio______________________________________________________________ %
                                      Contrafund Portfolio_____________________________________________________________ %
T. ROWE PRICE FUNDS                   Asset Manager: Growth Portfolio__________________________________________________ %
Mid Cap Growth____________ %          Growth Opportunities_____________________________________________________________ %
International Stock_______ %          Growth and Income________________________________________________________________ %
Equity Income_____________ %          Balanced_________________________________________________________________________ %
                                      Mid Cap__________________________________________________________________________ %

SUITABILITY FOR VARIABLE UNIVERSAL LIFE
a. DO YOU UNDERSTAND THAT THE DEATH BENEFIT AND CASH SURRENDER VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RETURN
   OF THE CONTRACT?    YES [ ]   NO [ ]
b. Do you believe that this Contract will meet your insurance needs and financial objectives?   Yes [ ]   No [ ]
c. Did you receive the appropriate Fund's Prospectus?   Yes [ ]   No [ ]

Death Benefit May Be Variable or Fixed Under Specific Conditions.

Please complete the Purchaser Suitability Form included with the Prospectus for Variable Universal Life Insurance.

Dated at____________________________________________________________________________________________________ this____________ day
                                        City and State
of_____________________________________________________________.

Witnessed by____________________________________________________    _____________________________________________________________
                     Signature of Licensed Agent                                       Signature of Owner

________________________________________________________________
               Broker/Dealer (Please Print)

Form 5952                                                                                                                  Rev 5/99
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